UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 18, 2025

ALKERMES PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Connaught House, 1 Burlington Road

Dublin 4, Ireland D04 C5Y6

(Address of principal executive offices)

Registrant’s telephone number, including area code: + 353- 1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.01 par value	ALKS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Transaction Agreement

On November 18, 2025 (the “Amendment Date”), Alkermes plc (“Alkermes” or the “Company”) and Avadel Pharmaceuticals plc (“Avadel”) entered into Amendment No. 1 (the “Amendment”) to the previously announced Transaction Agreement dated October 22, 2025 by and between Alkermes and Avadel (the “Original Transaction Agreement” and, as amended by the Amendment, the “Amended Transaction Agreement”). Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to them in the Original Transaction Agreement or the Amended Transaction Agreement, as applicable.

As previously announced, the Original Transaction Agreement provided that Alkermes would acquire the entire issued and to be issued ordinary share capital of Avadel for (i) $18.50 per ordinary share, nominal value $0.01 per share, of Avadel (each, an “Avadel Share”), payable in cash at closing (the “Cash Consideration”) and (ii) a non-transferable contingent value right (the “CVR”) entitling holders to a potential additional cash payment of $1.50 per Avadel Share, contingent upon achievement of the specified milestone set forth in the CVR Agreement.

Under the terms of the Amendment, the parties have agreed, among other things, on the terms of an increased offer to acquire the entire issued and to be issued ordinary share capital of Avadel (the “Acquisition”) with the Cash Consideration payable under the Amended Transaction Agreement increased to $21.00 per Avadel Share and with the terms of the CVR unchanged.

Other than as expressly modified pursuant to the Amendment, the Original Transaction Agreement remains in full force and effect as originally executed on October 22, 2025. Alkermes continues to expect that, subject to the satisfaction or waiver of all conditions to completion of the Acquisition, the Acquisition will be completed in the first quarter of 2026.

The foregoing descriptions of the Original Transaction Agreement and the Amendment do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Original Transaction Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on October 22, 2025 and is incorporated into this Item 1.01 by reference, and the full text of the Amendment, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference, respectively.

The Amendment has been filed as an exhibit herewith pursuant to the applicable rules and regulations of the SEC to provide investors with information regarding its terms. It is not intended to provide any other factual information about Alkermes, Avadel or their respective subsidiaries or affiliates or to modify or supplement any factual disclosures about Alkermes or Avadel included in their respective public reports filed with the SEC. The Amendment should not be read alone, but should instead be read in conjunction with the Original Transaction Agreement which it amends and the other information regarding the Amended Transaction Agreement, the transactions contemplated by the Amended Transaction Agreement, Avadel, Alkermes, their respective affiliates and their respective businesses that will be contained in, incorporated by reference into, or attached as an exhibit or annex to the definitive proxy statement that Avadel intends to file with the SEC in connection with the transactions contemplated by the Amended Transaction Agreement, as may be further amended or supplemented from time to time, as well as in the other filings that each of Avadel or Alkermes files or furnishes with the SEC.

References to the Original Transaction Agreement from and after the entry into the Amendment on November 18, 2025 refer to the Original Transaction Agreement as amended by the Amendment.

Amended and Restated Bridge Term Loan Credit Facility

On the Amendment Date, Alkermes, as the TopCo Borrower, Alkermes, Inc., as the U.S. Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, Sole Lead Arranger and Sole Bookrunner, and the lenders party thereto entered into an Amended and Restated Bridge Term Loan Credit Agreement (the “Amended and Restated Bridge Credit Agreement”), which amended and restated the Bridge Term Loan Credit Agreement (the “Existing Bridge Credit Agreement”), dated as of October 22, 2025, by and among Alkermes, as the TopCo Borrower, Alkermes, Inc., as the U.S. Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, Sole Lead Arranger and Sole Bookrunner. The Amended and Restated Bridge Credit Agreement increased commitments from those provided under the Existing Bridge Credit Agreement and, after giving effect to the increase, provides for a senior secured bridge term loan facility (the “Bridge Credit Facility”) in an aggregate principal amount of up to $1,512,562,923.28 that is available to finance the payment of Cash Consideration and fees and expenses related to the Acquisition. The commitments under the Bridge Credit Facility will be reduced by the net cash proceeds received by Alkermes or its subsidiaries in connection with debt and equity issuances and non-ordinary course asset dispositions, with certain exceptions specified in the Amended and Restated Bridge Credit Agreement. Loans under the Bridge Credit Facility will be available after the Amendment Date, subject to the satisfaction of certain conditions set forth in the Amended and Restated Bridge Credit Agreement, and will mature on the date that is 364 days after the date on which the loans are funded under the Bridge Credit Facility. The commitments under the Bridge Credit Facility, unless previously terminated, terminate on the earlier of (i) the date on which all of the consideration payable in respect of the Acquisition has been paid in full without the making of any loans under the Bridge Credit Facility and (ii) the date on which a Mandatory Cancellation Event (as defined in the Amended and Restated Bridge Credit Agreement) occurs or exists.

To the extent borrowings under the Bridge Credit Facility are made, loans will bear interest at an annual rate of, at Alkermes’ option, either (i) the Term SOFR Rate (as defined in the Amended and Restated Bridge Credit Agreement) plus a margin of 3.00% per annum or (ii) the Alternate Base Rate (as defined in the Amended and Restated Bridge Credit Agreement) plus a margin of 2.00% per annum; provided that, in each case, the margin shall increase 0.25% on the date occurring 91 days after the date on which the loans under the Bridge Credit Facility are funded and on each date occurring 90 days thereafter. Alkermes has agreed to pay certain fees and expenses in connection with the Bridge Credit Facility, as set forth in the Bridge Credit Facility and certain related fee letters.

The Amended and Restated Bridge Credit Agreement requires the maintenance of a maximum Secured Net Leverage Ratio (as defined in the Amended and Restated Bridge Credit Agreement) and a minimum Consolidated Interest Coverage Ratio (as defined in the Amended and Restated Bridge Credit Agreement), in each case, with the levels set forth in the Amended and Restated Bridge Credit Agreement, as of the last day of any fiscal quarter of Alkermes ending after the date on which the loans under the Bridge Credit Facility are funded. In addition, the Amended and Restated Bridge Credit Agreement contains customary affirmative and negative covenants that apply after the Amendment Date, including limitations on indebtedness, liens, mergers, consolidations, sales of assets, investments, transactions with affiliates, restricted payments and sales and leasebacks.

The Amended and Restated Bridge Credit Agreement is guaranteed by subsidiary guarantors and secured by a lien on substantially all of the assets of the borrowers and the subsidiary guarantors.

The receipt of financing by Alkermes is not a condition to Alkermes’ obligation to consummate the Acquisition.

The Amended and Restated Bridge Credit Agreement is designed to ensure compliance with the cash confirmation requirements from the announcement of the Acquisition under the Irish Takeover Code and, accordingly, includes customary Irish certain funds provisions.

J.P. Morgan Securities LLC, financial advisor to Alkermes, is satisfied that sufficient resources are available to satisfy in full the Cash Consideration payable to Avadel shareholders under the terms of the Acquisition.

The foregoing description of the Amended and Restated Bridge Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Bridge Credit Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On the Amendment Date, Alkermes entered into the Amended and Restated Bridge Credit Agreement as described under Item 1.01 above. The foregoing description of the Amended and Restated Bridge Credit Agreement set forth in Item 1.01 and the full text of the Amended and Restated Bridge Credit Agreement, a copy of which is filed herewith as Exhibit 10.1, is incorporated into this Item 2.03 by reference.

Item 7.01	Regulation FD Disclosure.

On November 19, 2025, the Company and Avadel issued a revised offer announcement announcing the increased offer and entry into the Amendment as described under Item 1.01 above. A copy of the revised offer announcement is furnished herewith as Exhibit 99.1 and incorporated by reference into this Item 7.01.

The information in this Item 7.01, and in Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Amendment No. 1 to the Transaction Agreement, dated as of November 18, 2025, by and between Alkermes plc and Avadel Pharmaceuticals plc

10.1	Amended and Restated Bridge Term Loan Credit Agreement, dated as of November 18, 2025 by and among Alkermes plc, Alkermes, Inc. and JPMorgan Chase Bank, N.A.*

99.1	Revised offer announcement, dated as of November 19, 2025

104	Cover page interactive data file (embedded within the Inline XBRL document)

*	Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

Responsibility Statement Required by the Takeover Rules

The members of Alkermes’ board of directors accept responsibility for the information contained in this Current Report on Form 8-K other than that relating to Avadel, its Subsidiaries and Avadel’s board of directors and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the members of Alkermes’ board of directors (who have taken all reasonable care to ensure that such is the case), the information contained in this Current Report on Form 8-K for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

No Offer or Solicitation

This Current Report on Form 8-K is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable Law.

The planned Acquisition will be implemented by means of a High Court sanctioned scheme of arrangement on the terms provided for in the scheme document (or, if the transaction is implemented by way of a takeover offer, the takeover offer document), which will contain the full terms and conditions of the Acquisition, including details of how Avadel’s shareholders may vote in respect of the transactions contemplated by the Amended Transaction Agreement, including the Acquisition. Any decision in respect of, or other response to, the proposed transaction, should be made only on the basis of the information contained in the scheme document (or if the transaction is implemented by way of a takeover offer, the takeover offer document).

Note Regarding Forward-Looking Statements

Certain statements set forth in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements concerning the planned Acquisition and the terms, structure and timing for expected completion of the planned Acquisition. Alkermes cautions that forward-looking statements are inherently uncertain. The forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk. Actual performance and results may differ materially from those expressed or implied in the forward-looking statements due to various risks and uncertainties. These risks and uncertainties include, among others: whether the Acquisition will be pursued or consummated on the anticipated timelines or at all; whether the regulatory approvals, shareholder approvals or other conditions necessary for consummation of the Acquisition will be obtained, satisfied or waived, as applicable, on the anticipated timelines or at all; there may be significant changes in transaction costs and/or unknown or inestimable liabilities and potential litigation associated with the Acquisition; the possibility that competing offers may be made for Avadel; and those risks and uncertainties described under the heading “Risk Factors” in Alkermes’ Annual Report on Form 10-K for the year ended Dec. 31, 2024 and in subsequent filings made by Alkermes with the U.S. Securities and Exchange Commission (SEC), which are available on the SEC’s website at www.sec.gov. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by law, Alkermes disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC

Date: November 19, 2025	By:	/s/ David J. Gaffin
	Name:	David J. Gaffin
	Title:	Secretary